MEMORIAL FUNDS

GOVERNMENT BOND FUND
CORPORATE BOND FUND
GROWTH EQUITY FUND
VALUE EQUITY FUND

June 30, 2000                                                 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Dear Memorial Funds Shareholder:

On behalf of the Board of Trustees, I am happy to present the Semi-Annual Report for the Memorial Funds for the period ended June 30, 2000. We thank you for your continuing support.

As of June 30, 2000, assets in the four Memorial Funds totaled $246 million. We continue to be quite pleased with the performance of the Corporate Bond Fund and Government Bond Fund, each of which ranked in the top half of its Lipper category for the twelve months ended June 30. Lipper, Inc. ranked the Corporate Bond Fund 70 out of 174 Corporate Debt Funds A-Rated for the one-year period ended June 30, 2000, and ranked the Government Bond Fund 46 out of 184 General U.S. Government Funds for the same period, with both ratings based on total return.(1) The Growth Equity Fund has performed very well during the first six months of the year, exceeding the S&P 500 Index, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Average. The performance of the Value Equity Fund has continued to lag, and consequently the Board of Trustees, with shareholder approval, effected a change in Sub-adviser for the Fund. PPM America assumed those responsibilities effective April 1, 2000.

If you have any questions or would like additional information about our Funds, please call Forum Fund Services, LLC, the Funds' distributor, at (888) 263-5593. On behalf of the Board, I would like to thank all of you who have supported us with your investments. We remain committed to meeting your investment needs for many years to come.

Sincerely,

/s/ Christopher W. Hamm

Christopher W. Hamm
President-Memorial Funds

------------------------------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Lipper, Inc. is an independent mutual fund research and ranking service.
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                               TABLE OF CONTENTS

                                                              Page
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA
Sub-Adviser Interviews:
  Government Bond Fund......................................    1
  Corporate Bond Fund.......................................    6
  Growth Equity Fund........................................    8
  Value Equity Fund.........................................   10

FINANCIAL STATEMENTS OF THE MEMORIAL FUNDS
Schedules of Investments:
  Government Bond Fund......................................   12
  Corporate Bond Fund.......................................   13
  Growth Equity Fund........................................   16
  Value Equity Fund.........................................   18
Notes to Schedules of Investments...........................   20
Statements of Assets and Liabilities........................   21
Statements of Operations....................................   22
Statements of Changes in Net Assets.........................   23
Financial Highlights........................................   25
Notes to Financial Statements...............................   27

MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA
JUNE 30, 2000 (unaudited)

Forum Investment Advisors, LLC, the investment adviser to the Memorial Funds, posed various questions to the sub-advisers of the four portfolios subsequent to the end of the reporting period. Those questions, and the responses received from the investment managers, provide insight into the investment style, portfolio positioning and the expectations of the managers for 2000.

AN INTERVIEW WITH MR. MONTY MEMLER OF THE NORTHERN TRUST COMPANY
SUB-ADVISER TO GOVERNMENT BOND FUND ("FUND")

Q: HOW WAS YOUR PERFORMANCE FOR THE FIRST SIX MONTHS OF THE FUND'S FISCAL YEAR (JANUARY 1-JUNE 30, 2000), FOR THE ONE-YEAR ENDING JUNE 30, 2000, AND SINCE THE FUND'S INCEPTION?

A: Bond-market performance during the first six months of the year was atypical, to say the least. In the first quarter, despite much stronger-than-expected economic growth and somewhat higher-than-anticipated inflation, yields of 30-year Treasury bonds declined nearly 65 basis points. This dramatic divergence pushed the Treasury coupon yield curve to an inverted configuration, with 2-year Treasury notes yielding 65 basis points more than 30-year securities at the end of March 2000. This reflected the market's rapid adjustment to the belief that burgeoning Treasury surpluses would reduce the outstanding supply of Treasury bonds. In the second quarter, nearly unchanged Treasury yields masked significant sentiment shifts during the latter three months. The first half of the second quarter was marked by increasing investor anxiety about the strong pace of economic growth and its implications for inflation and monetary policy. These worries manifest themselves in rising interest rates and widening swap spreads, both of which peaked shortly after the central bank's 50-basis-point federal funds last rate hike on May 16, 2000. The Fed's aggressive move--capping a series of increases in the overnight lending rate totaling 100 basis points in the first half of the year--was followed by a string of weaker than expected economic data, which bond buyers embraced as signaling an increasing likelihood of an impending "soft landing." Subsequently, Treasury rates declined significantly, especially in shorter maturities more sensitive to monetary policy.

Year-to-date, the Fund has generated a positive total return, after expenses, of 4.26% versus a 4.97% return for the Lehman Brothers U.S. Government Bond Index. For the trailing one-year period, the Fund has generated a positive total return, after expenses, of 4.18% versus 5.01% for the Lehman Brothers U.S. Government Bond Index. Since its inception date on March 30, 1998, the Fund has generated, after expenses, an annualized total return of 4.27% versus 4.77% for the index.

Q: WHAT ATTRIBUTES OF YOUR PORTFOLIO HAD THE MOST SIGNIFICANT IMPACT ON THE PERFORMANCE OF YOUR PORTFOLIO? WHY?

A: The portfolio has been positioned with similar interest rate sensitivity and greater non-Treasury exposure versus the benchmark. We maintained this posture throughout the first half of the year. As a result, our interest rate decision had little impact on the relative performance during the period.

Our sector decisions had a negative impact on relative performance. Throughout the first six months, the fund was overweighted in non-Treasury securities, such as Agency and Agency Mortgage-backed securities. Ripple effects from the Treasury market's performance led nearly all spread sectors to

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                                        1

MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 2000 (unaudited)

AN INTERVIEW WITH MR. MONTY MEMLER OF THE NORTHERN TRUST COMPANY
SUB-ADVISER TO GOVERNMENT BOND FUND ("FUND") (CONTINUED) underperform Treasury securities. The damage was greatest in long-dated maturities, where spread product could not keep pace with the buying frenzy in long Treasuries. Other factors also contributed to spread sector underperformance. Comments from Washington questioning whether government sponsored enterprises such as Fannie Mae and Freddie Mac still merit federal government support caused spreads on agency and mortgage debt to widen versus Treasury issues. However, some relief was apparent late in the second quarter, as investor's degree of risk tolerance reflected improvement with respect to non-Treasury bond sectors. For the period, Agency and Agency Mortgage-backed securities underperformed duration equivalent Treasuries.

Q:  HOW DID YOUR PERFORMANCE OVER THE PERIOD COMPARE TO YOUR ORIGINAL
    EXPECTATIONS?

A: We entered the first half of the year with the expectation that additional Fed tightening activity would be moderate. As a consequence, we also expected any upward pressure on Treasury rates to be modest. Expecting debt reduction to be a positive underpinning for the market, we were willing to maintain a neutral interest rate posture in the Fund. As a result, we were successful with the management of the relative interest rate factors. We were somewhat surprised, however, by the magnitude of the revised surplus estimates and the resultant positive reaction and corresponding returns provided by the Treasury market, especially from longer-dated maturities.

The contribution of spread sensitive securities was more negative than what we had anticipated. The Fund was structured to reflect an overweight of high quality non-Treasury securities. As stated above, these securities underperformed Treasuries during the first six months.

Q: WHAT WERE THE LARGEST POSITIONS YOU ADDED TO AND SUBTRACTED FROM YOUR PORTFOLIO? DO YOU EXPECT ANY MAJOR PORTFOLIO SHIFTS DURING THE REMAINDER OF 2000?

A: During the first half, we maintained the Fund's overall sensitivity to changes in spreads from both Mortgage-backed and Agency securities with only minor adjustments.

Further participation in these areas will be dictated by relative value opportunities as they arise. These sector and issue decisions are where we anticipate generating the majority of relative performance over the longer term.

Q: WHAT IS THE CURRENT DURATION OF YOUR PORTFOLIO? HOW DOES THIS COMPARE TO THE LEHMAN BROTHERS GOVERNMENT BOND INDEX?

A: As stated above, the duration of the portfolio is similar to that of the index. As of June 30, 2000, the duration of the Fund was 5.21 years versus 5.32 years for the Lehman Brothers U.S. Government Bond Index.

                                                                  Memorial Funds

                                        2

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MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 2000 (unaudited)

AN INTERVIEW WITH MR. MONTY MEMLER OF THE NORTHERN TRUST COMPANY
SUB-ADVISER TO GOVERNMENT BOND FUND ("FUND") (CONTINUED)
Q: WHAT IS YOUR OUTLOOK FOR INTEREST RATES IN THE NEAR TERM? HOW DOES YOUR OUTLOOK AFFECT THE COMPOSITION OF YOUR PORTFOLIO?

A: Given a similar duration as that of the index, the Fund is positioned to reflect a neutral outlook. Our latest policy, as of the end of June, reflects the following:

ECONOMIC OUTLOOK

FED LIKELY TO ACHIEVE GROWTH-SLOWDOWN GOAL IN SECOND HALF

     The preponderance of recent economic evidence suggests there has been a pronounced moderation in the pace of domestic demand for goods and services, particularly at the consumer level. Retail sales have declined for two months running and do not appear to be rebounding significantly. The slowdown in consumer spending is most noticeable in durable goods. This weakening in household spending is confirmed by a decline in consumer confidence. Although the residential real estate market has not turned down in any meaningful sense, both the demand and supply of houses appear to have plateaued. The May employment report, which included an outright decline in private sector jobs, probably exaggerated the weakening in the labor market due to survey timing and seasonal adjustment problems. Nevertheless, the recent modest increase in weekly initial jobless claims does point to some diminution in the excess demand for labor.

Gross domestic product (GDP) growth has slowed significantly in the second quarter of each of the past two years, only to rebound sharply. Why should we expect less of a rebound this year? One reason is that the character of the current slowdown is different from that of the prior two years. Domestic final demand growth has declined dramatically this year in contrast to the two prior years. Moreover, this year's second-quarter slowdown is different in that it has come after repeated Fed interest-rate hikes. The federal funds rate was flat in the four quarters preceding the 1998 second-quarter slowdown and dropped 75 basis points in the four quarters preceding the 1999 second-quarter slowdown.

Not only has the inflation rate including energy prices moved up this year, but so too has the inflation rate excluding energy. Most of the acceleration in consumer "core" inflation has occurred in the services components--primarily shelter, medical care, public transportation and education. The higher energy prices we continue to experience are likely to translate into faster price increases for some core items. If, however, aggregate economic demand continues along its current, more moderate growth path as we expect, then core inflation should crest in the second half of this year. Although the economic slowdown will have only minimal effects on medical care and education costs, it should moderate price increases of shelter and public transportation services, as well as keep a lid on price increases for an array of core goods.

We believe the Fed is very close to achieving the degree of moderation in aggregate demand it desires. The slowdown in the pace of economic activity already being observed is expected to be reinforced by the lagged effects of monetary policy tightenings implemented earlier this year. The fact the Fed chose

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                                        3

MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 2000 (unaudited)

AN INTERVIEW WITH MR. MONTY MEMLER OF THE NORTHERN TRUST COMPANY
SUB-ADVISER TO GOVERNMENT BOND FUND ("FUND") (CONTINUED) not to tighten policy at its June 28 meeting and the conciliatory tone of the statement announcing this decision suggests the Fed, too, believes it is close to achieving its goals. Nevertheless, because core inflation is likely to move marginally higher in the next few months and because economic growth could show signs of a temporary re-acceleration, there remains the risk of some additional modest Fed tightening this summer. Although our base-case forecast envisions economic growth settling in at a rate at or near the economy's long-run potential growth rate, our most likely alternative scenario is growth re-accelerates next year and inflationary pressures re-emerge. The probable catalyst for this would be stronger foreign demand. If that happens, more aggressive Fed tightening than we currently anticipate could precipitate a sudden and sharp slowing in economic activity due to the high level of indebtedness of the private sector.

FIXED INCOME OUTLOOK

MAINTAIN NEUTRAL PORTFOLIO DURATIONS BUT OVERWEIGHT LONG TREASURY BONDS

     While we fully respect the accumulating evidence that the economy is slowing, we do not share the developing consensus opinion that the monetary authority is finished tightening. We believe the Fed will act again to address what it recently reiterated were "risks [that] continue to be weighted mainly toward conditions that may generate heightened inflation pressures in the foreseeable future." Consequently, although we continue to recommend neutral portfolio durations for long-term oriented investors, we believe a short-term opportunity has presented itself. Specifically, we believe short-maturity Treasury rates significantly below the federal funds 6.5% target rate are unsustainably low. Thus, we are making a tactical decision to adopt slightly shorter than benchmark durations by reducing exposure to short-term Treasury securities in favor of higher-yielding cash equivalents while we wait for the market to realign itself to our view. This shift does not alter our decision to overweight long Treasury bonds. In fact, the Clinton Administration's recent $1 trillion upward revision to the next decade's budget surplus bolsters the case we have been making for a greater inversion between 10-year and 30-year Treasury yields. We are not worried political developments in the near term will alter the perception that most of the burgeoning surplus will be used to pay down outstanding government debt, but it is a potential development we continue to scrutinize closely.

Our other fairly long held recommendation to maintain an overweight to spread product in general--but to concentrate it in high quality, short-term and intermediate-term maturities--is unchanged. We continue to overweight mortgage spread product, believing volatility will stay relatively low, and swap spreads will be stable to tighter. However, we still recommend caution regarding credit risk, especially in longer maturities where both additional Treasury curve inversion and credit concerns would be most detrimental. Even though the recent economic slowing has been greeted by credit spread contraction in the past month, we are concerned this optimism may be misplaced. While it may be premature to paint too gloomy a picture on the credit front, there definitely have been signs of credit deterioration in pockets of corporate America. A slower economy is apt to put greater pressure on many corporate borrowers,

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                                        4

MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 2000 (unaudited)

AN INTERVIEW WITH MR. MONTY MEMLER OF THE NORTHERN TRUST COMPANY
SUB-ADVISER TO GOVERNMENT BOND FUND ("FUND") (CONCLUDED) especially those who are struggling to find traction in today's hyper-competitive environment. We also have seen with increasing frequency capital markets are showing no mercy for companies that disappoint investors. We feel it is prudent to be even more vigilant in evaluating credits and to broadly diversify holdings among industries and companies best positioned to weather a more uncertain environment than has prevailed recently.

Q: WHAT IS YOUR CURRENT SECTOR ALLOCATION? HOW DOES THIS COMPARE TO YOUR BENCHMARK?

A: As noted above, we made few changes to the sector exposure during the first six months. Our current allocation among sectors includes 36% exposure to Agency issues, which continue to represent a growing percentage of the index. Currently, Agencies represent nearly 25% of the Lehman Brothers U.S. Government Bond Index. The Fund's mortgage-backed exposure represents 24% of the portfolio. The Lehman US Government Bond Index does not contain any mortgage-backed issues. At the present time, the Fund has no exposure to Corporate obligations, and the index does not contain any Corporate issues.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. During the period, some of the Fund's fees were waived or expenses reimbursed; otherwise total return would have been lower. Performance assumes reinvestment of dividends and capital gain distributions.

The Lehman Brothers U.S. Government Bond Index is an unmanaged index, representing all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof. Individuals cannot invest directly in the Index.

The opinions expressed in this interview reflect those of the portfolio manager only through June 30, 2000. The manager's opinions are subject to change at any time based on the market and other conditions. The composition, industries and other holdings of the portfolio are subject to change.

                                                                  Memorial Funds

MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 2000 (unaudited)

AN INTERVIEW WITH MR. GREGORY HAHN OF CONSECO CAPITAL MANAGEMENT, INC. SUB-ADVISER TO CORPORATE BOND FUND ("FUND")

Q:  WHAT ATTRIBUTES OF THE FUND HAD THE MOST SIGNIFICANT IMPACT ON THE
    PERFORMANCE?

A: Each of the credit spread sectors widened significantly during the second quarter of 2000. Much of this widening can be attributed to the Federal Open Market Committee (FOMC) increasing the Fed Funds Rate 50 basis points during the quarter and fears that further increases would follow. In addition, there is increasing fear of a higher level of impairments and downgrades.

Q:  HOW DID YOUR PERFORMANCE OVER THE PERIOD COMPARE TO YOUR ORIGINAL
    EXPECTATIONS?

A: We expected credit spreads to tighten during the quarter as they were already at the wide end of recent historical ranges; however, credit spreads moved sharply wider in April. Volatility in the equity markets associated with a sell off in technology and small cap stocks translated into wider swap spreads and wider credit spreads across the board, especially in the lower quality BBB Sector where we were overweighted.

As the FOMC continued to raise short term interest rates, market participants questioned when the increases would stop and whether the economy would have a soft or a hard landing from the recent period of strong growth. This uncertainty also drove credit spreads wider.

Q:  HOW DOES THIS COMPARE TO THE LEHMAN BROTHERS U.S. CREDIT INDEX?

A: From its inception date through June 30, 2000, the Fund returned 3.77% while the Lehman Brothers Index returned 3.33% over the same period.

Q:  WHAT IS THE FUND'S CURRENT DURATION?

A: The portfolio duration at June 30, 2000 was 5.44 years while the duration of the Lehman Brothers U.S. Credit Index was 5.49 years.

Q: WHAT IS YOUR OUTLOOK FOR INTEREST RATES IN THE NEAR TERM? HOW WILL YOUR OUTLOOK AFFECT THE COMPOSITION OF THE FUND?

A: With growth showing signs of slowing, the Fed will likely finish their involvement for the rest of the year by increasing interest rates one last time. Our belief is that the economy will continue to exhibit signs of moderation and that the actions taken by the Fed will begin to pay dividends in restraining inflation.

Restrained inflation, the FOMC's control over the short end of the Treasury yield curve and continued Treasury buy backs of longer maturities, will cause the Treasury yield curve to remain inverted for at least the near term. Despite only marginally higher yields than short-term maturities, long-dated spread product is attractive due to wider spreads and reduced risk of price depreciation from higher Treasury yields.

                                                                  Memorial Funds

MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 2000 (unaudited)

AN INTERVIEW WITH MR. GREGORY HAHN OF CONSECO CAPITAL MANAGEMENT, INC. SUB-ADVISER TO CORPORATE BOND FUND ("FUND") (CONCLUDED)
Q: WHAT IS YOUR OUTLOOK WITH REGARD TO CREDIT SPREADS BETWEEN GOVERNMENT AND CORPORATE BONDS? HOW DOES THIS AFFECT THE FUND?

A: Market expectations that the FOMC tightening cycle is near the end should reduce volatility in the equity and credit markets, causing credit spreads to tighten. To take advantage of the expected credit spread rally we continue our overweight in the BBB credit sector.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Average annual total returns of the Fund's Institutional shares for the 1-year and since inception (March 25, 1998) periods ending June 30, 2000 were 3.18% and 3.77%, respectively. Performance assumes the reinvestment of dividends and capital gain distributions. During the period, some of the Fund's fees were waived or expenses reimbursed; otherwise total return would have been lower.

The Lehman Brothers U.S. Credit Index is an unmanaged index, representing all publicly issued, fixed-rate, non-convertible investment grade debt registered under the Securities Act of 1933. One cannot invest directly in the Index.

The opinions expressed in this interview reflect those of the portfolio manager only through June 30, 2000. The manager's opinions are subject to change at any time based on the market and other conditions. The composition, industries and holdings of the portfolio are subject to change.

                                                                  Memorial Funds

MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 2000 (unaudited)

AN INTERVIEW WITH MR. PATRICK CLEGG OF DAVIS HAMILTON JACKSON & ASSOCIATES, L.P. SUB-ADVISER TO GROWTH EQUITY FUND ("FUND")

Q:  WHAT ATTRIBUTES HAD THE MOST SIGNIFICANT IMPACT ON PERFORMANCE?

A: During the second quarter of 2000, the technology sector relinquished its role as the best performing area. Following three consecutive quarters of substantial gains and market dominance, P/E multiples contracted during the quarter for the technology sector, compressing valuation and thrusting new sectors into stock market leadership. The decline in the market's largest sector pulled the S&P 500 down 2.7% in the second quarter, and left it down 0.4% year to date. This negative return is the first, on a semi-annual basis, from the S&P 500 since the last Fed tightening campaign in 1994. The technology sector remained ahead of the market return in the first half, but the sector is now up only 3% for the year. For comparative purposes the NASDAQ Composite, comprised primarily of technology companies, dropped 13.2% in the June quarter. The fund declined 2.1% in the second quarter, but remained up 5.9% in the first half of 2000. Health care was the best performing sector in the first half, advancing 23%. The fund's holdings in the pharmaceutical area helped performance while medium-sized specialty companies Allergan and Forest Labs also were strong. Energy was another market leading sector with rising earnings estimate revisions due to persistently strong commodity prices and increases in capital budgets. The fund maintained a market weighting in this sector which is a relatively large commitment given our growth style. Utilities were the only other sector to post returns above the S&P 500. The fund carried a market weighting in this segment with our holding in Enron. Consumer Cyclicals, Telecommunications and Basic Materials were at the bottom of first half performance. Fears that the Federal Reserve's tightening bias would choke off consumer spending pulled the Consumer Cyclicals down. In addition, same store sales during April and May were weak relative to analyst expectations for the first time in more than a year. The fund held underweighted positions in all of these areas. This helped relative performance. Even within the volatile technology sector our focus on companies with earnings lessened the price decline suffered by the fund during the second quarter sell-off. Several technology holdings including EMC Corp, Adobe Systems, Comverse Technology, Intel, Linear Technology, Oracle Systems, Paychex, Texas Instruments, and Waters Corporation had substantial price advances during the first half of 2000.

Q: HOW DID PERFORMANCE COMPARE TO YOUR EXPECTATIONS?

A: Performance exceeded our expectations in the first half. Outperforming the S&P 500 by more than 600 basis points with such narrow leadership is a strong outcome with a diversified portfolio. Many growth funds accentuated their returns in the first quarter with the very hot IPO market. Most, if not all, of those extra gains disappeared in the second quarter, leaving them materially behind the S&P in the first half. Our performance was more even with the fund performing well in the first quarter and then also outperforming a more challenging environment in the second quarter.

Q:  WHAT WERE THE LARGEST POSITIONS ADDED AND SUBTRACTED IN THE FIRST HALF OF
2000?

A: The largest additions or new positions had strong earnings trends as a common theme. The purchases increased the fund weighting in that sector or acted as a replacement of another holding where our analysis indicated fundamentals were no longer improving. The largest additions were to

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                                        8

MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 2000 (unaudited)

AN INTERVIEW WITH MR. PATRICK CLEGG OF DAVIS HAMILTON JACKSON & ASSOCIATES, L.P. SUB-ADVISER TO GROWTH EQUITY FUND ("FUND") (CONCLUDED)
Broadwing Inc., Sprint PCS, Best Buy, Cardinal Health, Walt Disney, Robert Half International, BJ Services, Chubb Corp., Forest Labs, Pfizer, Dell Computer, Nortel Networks, and Oracle Systems. The most significant deletions occurred where earnings growth showed evidence of slowing relative to our expectations. Positions that were eliminated included Cintas Corp., Tandy Corp., Home Depot, McDonald's, American International Group, Bristol-Myers Squibb, America Online, IBM Corp., Lexmark International, Lucent Technologies, Synopsys Inc., and Reliant Energy.

Q: HOW DID THE INDUSTRY ALLOCATIONS COMPARE TO THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500?

A: The portfolio continues to be diversified primarily against the industry sector weightings in the S&P 500. The June rebalancing of the Russell Index has further skewed the sector allocations to levels that do not represent what we consider to be a diversified portfolio. The Russell 1000 Growth Index technology sector weighting as of June 30 was 57.5% using S&P sector classifications. By fund guidelines we cannot have a portfolio concentration in an industry that is so large. The S&P 500's technology sector holding was 33.2% on June 30. The fund held 37.3% of its holdings in that area. The sector overweights relative to the S&P 500 were in Technology, Capital Goods, and Consumer Staples. Market positions were held in Energy, Health Care, Financials, and Utilities. Basic Materials, Transportation, and Consumer Cyclicals had smaller than index positions.

Q:  HOW DID GROWTH STOCK INVESTING COMPARE TO THE S&P 500?

A: As we expected, the market began to broaden in participation in the second quarter. Small and midcap stocks are ahead of the S&P 500 in the first half, and sectors apart from technology are beginning to perform better. Growth stocks maintained their lead over value mainly due to the continued influence of the technology sector. Health care leadership was also concentrated among the large capitalization pharmaceutical companies with the highest growth rates.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Due to current market volatility, the Growth Equity Fund's current performance may be less than the figures presented. Investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. Average annual total return of the Fund's Institutional shares for the 1-year and since inception (March 30, 1998) periods ending June 30, 2000 were 16.73% and 23.02% respectively. Performance assumes reinvestment of dividends and capital gain distributions. During the period, some of the Fund's fees were waived or expenses reimbursed; otherwise total return would have been lower.

The S&P 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Russell 1000 Growth Index is an unmanaged index representing stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Individuals cannot invest in an index.

The opinions expressed in this Interview reflect those of the portfolio manager only through June 30, 2000. The manager's opinions are subject to change at any time based on the market and other conditions. The composition, industries and other holdings of the portfolio are subject to change.
                                                                  Memorial Funds

MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONTINUED)
JUNE 30, 2000 (unaudited)

AN INTERVIEW WITH MR. RICH BRODY OF PPM AMERICA, INC.
SUB-ADVISER TO VALUE EQUITY FUND ("FUND")

Q: YOU BEGAN TO MANAGE THE VALUE EQUITY FUND AS OF APRIL 1ST. WOULD YOU DESCRIBE YOUR INVESTMENT APPROACH.

A: PPM America adheres to an active "true value" approach to investing which seeks to generate outstanding long-term returns while maintaining a reasonable risk profile. We focus on a universe of approximately 800 stocks with market capitalizations above $1.5 billion. We apply intensive fundamental analysis to those securities that appear undervalued on a current or normalized basis. We select stocks that we determine are cheaply priced, using criteria such as asset value, price/cash flow, P/E and dividend yield. As of June 30, 2000, the portfolio was trading at approximately 12x forecasted 2000 earnings and the portfolio's dividend yield was approximately 2.9%. This contrasts with the S&P 500 trading at 25x forecasted 2000 earnings and yielding 1.1%.

Q:  HOW DO YOU CONSTRUCT YOUR PORTFOLIO?

A: We utilize a team-driven approach with five portfolio manager/analysts, each of whom is responsible for generating investment ideas and developing purchase recommendations. Before a stock can be added to the portfolio the majority of the team must agree on the purchase. The portfolio is fully invested in 50-55 stocks, with most positions weighted at 1 1/2 - 2 1/2% of the portfolio. Industry weightings are the result of our bottom-up stock selection process, with maximum allowable overweightings assigned to each sector. There are no minimum sector weightings.

Q: AFTER CONSTRUCTING THE PORTFOLIO IN THE LAST QUARTER, WHAT WERE YOUR LARGEST POSITIONS AS OF JUNE 30TH?

A: Philip Morris, Charter One Financial, Washington Mutual, Federated Department Stores, Aetna, Inc., HCA-Healthcare Company and Key Corp. are our largest holdings. Our largest individual position as of June 30th was Philip Morris at 2.61%.

Q:  HOW DO THE INDUSTRY ALLOCATIONS IN THE PORTFOLIO COMPARE TO THE S&P 500
    INDEX?

A: Compared to the S&P 500, the portfolio carried larger weightings in financials, cyclicals and basic materials. The larger underweights compared to the S&P 500 are technology and healthcare.

Q: WHAT FACTORS HAD THE MOST SIGNIFICANT IMPACT ON PERFORMANCE IN THE SECOND QUARTER?

A: All major stock indices declined in the second quarter. The S&P 500 fell about 12.0% before it rallied in June to cut the second quarter loss to -2.7%. The NASDAQ plunged almost 35.0% in April and then rallied 16.0% in June to end the quarter down about -13.2%.

The best performing sector in the S&P 500 in the second quarter was healthcare, up 23.9%. Our under-weight in the healthcare sector (4.4% vs. 11.9%) hurt our performance. Our over-weights in consumer cyclicals and basic materials also hurt our performance, as those sectors declined substantially during

                                                                  Memorial Funds

MEMORIAL FUNDS
INVESTMENT ADVISER'S REPORT AND PERFORMANCE DATA (CONCLUDED)
JUNE 30, 2000 (unaudited)

AN INTERVIEW WITH MR. RICH BRODY OF PPM AMERICA, INC.
SUB-ADVISER TO VALUE EQUITY FUND ("FUND") (CONCLUDED) the quarter. Our portfolio benefited from our under-weighting in the technology sector (S&P Technology down -9.1% for the quarter). However, our stock selection in the technology sector was a negative contributor as Xerox, Computer Associates and Compuware all declined during the quarter after announcing disappointing earnings. These stocks are currently selling at extremely attractive valuations and we continue to own them because we believe that their long-term prospects are attractive.

Stocks that turned in strong performance for the quarter were Lockheed Martin, Cigna Corporation, HCA-Healthcare Company, Philip Morris Company, Inc., Aetna Inc., First Energy Corporation and Maytag Corporation. Our performance was slightly under the Russell 1000 Value Index and the S&P 500 Barra Value Index.

Q:  HOW DID YOUR PERFORMANCE FOR THE QUARTER COMPARE TO YOUR ORIGINAL
EXPECTATIONS?

A: We have a long-term investment horizon. Our investment approach seeks to identify situations where the market has over-reacted to short-term trends, creating value opportunities for the long-term investor. Although value investing has been unrewarding over the last several years, we believe our stocks should perform very well over a full market cycle. As of June 30, 2000, our portfolio was trading at an attractive price to earnings ratio of approximately 12x forecasted 2000 earnings versus 25x for the S&P 500 Index, 19x for the S&P 500 Barra Value Index and 19x for the Russell 1000 Value Index. We will continue to focus on identifying the best value stocks that have attractive fundamentals and can be purchased at a significant discount to the market.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. Average annual total return of the Value Equity Fund's Institutional shares for the 1-year and since inception (March 30, 1998) periods ending June 30, 2000 were -18.35% and -9.45% respectively. Performance assumes reinvestment of dividends and capital gain distributions. During the period, some of the Fund's fees were waived or expenses reimbursed; otherwise total return would have been lower.

The S&P 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Russell 1000 Value Index is an unmanaged index representing stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The S&P Barra Value Index is an unmanaged index representing stocks in the S&P 500 Index with lower price to book ratios. Individuals cannot invest in an index.

The opinions expressed in this Interview reflect those of the portfolio manager only through June 30, 2000. The manager's opinions are subject to change at any time based on the market and other conditions. The composition, industries and other holdings of the portfolio are subject to change.

                                                                  Memorial Funds

GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (unaudited)

   FACE                 SECURITY
  AMOUNT               DESCRIPTION               VALUE
-----------  -------------------------------  -----------
  COLLATERALIZED MORTGAGE OBLIGATIONS (4.1%)
  2,500,000  FHLMC, Series 2080 PE, 6.00%,
               11/15/21
                 (cost $2,471,094)..........  $ 2,390,338
                                              -----------
            GOVERNMENT BONDS & NOTES (36.3%)
  5,500,000  FHLB, 5.50%, 7/14/00...........    5,497,795
  2,000,000  FHLB, 5.25%, 4/25/02...........    1,946,812
  2,500,000  FHLMC, 5.75%, 7/15/03..........    2,416,550
  2,500,000  FHLMC, 6.63%, 9/15/09..........    2,415,073
  2,500,000  FNMA, 5.63%, 3/15/01...........    2,479,825
  2,000,000  FNMA, 5.38%, 3/15/02...........    1,952,232
  5,000,000  FNMA, 5.75%, 6/15/05...........    4,742,910
                                              -----------
              Total Government Bonds & Notes
                          (cost $21,653,087)   21,451,197
                                              -----------
          MORTGAGE BACKED SECURITIES (19.7%)
  1,714,210  FHLMC, Gold Pool G00767, 7.50%,
               8/01/27......................    1,697,973
  2,373,174  FHLMC, Gold Pool C18118, 6.00%,
               11/01/28.....................    2,176,267
  2,720,601  FNMA, Pool 440700, 6.00%,
               11/01/28.....................    2,494,413
  2,738,038  FNMA, Pool 440737, 6.00%,
               12/01/28.....................    2,510,400
  2,905,590  GNMA, Pool 476998, 6.50%,
               7/15/29......................    2,758,553
                                              -----------
            Total Mortgage Backed Securities
                          (cost $12,305,117)   11,637,606
                                              -----------

   FACE                 SECURITY
  AMOUNT               DESCRIPTION               VALUE
-----------  -------------------------------  -----------
           U.S. TREASURY OBLIGATIONS (36.9%)
                 U.S. TREASURY BONDS (23.6%)
  1,800,000  7.50%, 11/15/16................  $ 2,027,813
  1,500,000  7.13%, 2/15/23.................    1,664,532
 10,450,000  6.00%, 2/15/26.................   10,218,145
                                              -----------
                   Total U.S. Treasury Bonds
                          (cost $14,505,282)   13,910,490
                                              -----------
                 U.S. TREASURY NOTES (13.3%)
  4,000,000  6.63%, 7/31/01.................    4,007,500
  1,000,000  5.75%, 8/15/03.................      983,125
    850,000  6.50%, 10/15/06................      859,829
  2,000,000  6.13%, 8/15/07.................    1,988,750
                                              -----------
                   Total U.S. Treasury Notes
                           (cost $7,997,304)    7,839,204
                                              -----------
             Total U.S. Treasury Obligations
                          (cost $22,502,586)   21,749,694
                                              -----------
                  SHORT-TERM HOLDINGS (3.0%)
  1,795,335  Merrimac U.S. Government Fund,
               5.89%
                 (cost $1,795,335)..........    1,795,335
                                              -----------
                  Total Investments (100.0%)
                          (cost $60,727,219)  $59,024,170
                                              ===========

See Notes to Schedules of Investments and
  Notes to Financial Statements.                                  Memorial Funds

CORPORATE BOND FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (unaudited)

   FACE                 SECURITY
  AMOUNT              DESCRIPTION               VALUE
-----------  ------------------------------  ------------
             ASSET BACKED SECURITIES (3.4%)
  1,400,000  Chase Funding Mortgage Loan
               7.06% VR,
               8/25/14.....................  $  1,386,427
  1,364,397  General Motors Acceptance
               Corp., 5.83% VR,
               5/15/33.....................     1,287,480
  1,620,000  Residential Funding Mortgage
               Securities II, 7.34% VR,
               7/25/12.....................     1,605,314
                                             ------------
              Total Asset Backed Securities
                          (cost $4,390,935)     4,279,221
                                             ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS (8.0%)
    300,000  Commonwealth Edison
               Transitional Funding Trust,
               Series 1998-1 A7, 5.74%,
               12/25/10....................       269,339
    815,620  FHLMC, 7.50%, 12/15/24........       815,904
  1,000,000  First Plus Home Loan Trust,
               Series 1998-3 A5, 6.49%,
               7/10/17.....................       980,975
  1,588,753  First Union-Chase Mortgage
               Trust, Series 1999-C2,
               Class A1, 6.36% VR,
               6/15/08.....................     1,531,181
    727,909  First Union Commercial
               Mortgage Trust, Series
               1999-C1, Class A1,
               5.73%, 1/15/08..............       686,202
  2,000,000  First Union Lehman Brothers,
               6.60%, 5/18/07..............     1,934,812
    475,439  FNMA, 6.50%, 4/01/28..........       448,775
  2,954,191  JP Morgan Commercial Mortgage
               Finance Corp., Series
               2000-C9, Class A,
               17.59%, 10/15/32............     2,981,366
    418,331  Money Store Home Equity Trust,
               Series 1996-D A13, 6.64%,
               9/15/14.....................       416,446
    213,678  Mortgage Index Amortizing
               Trust, Series 1997-1 A1,
               6.68%, 8/25/04 (#)..........       208,870
                                             ------------
  Total Collateralized Mortgage Obligations
                         (cost $10,401,144)    10,273,870
                                             ------------

   FACE                 SECURITY
  AMOUNT              DESCRIPTION               VALUE
-----------  ------------------------------  ------------
            CORPORATE BONDS & NOTES (57.7%)
  2,600,000  AES Eastern Energy, 9.00%,
               1/02/17.....................  $  2,532,777
  1,500,000  Ameritech Capital Funding,
               6.55%, 1/15/28..............     1,283,099
    565,000  Associates Corp. of North
               America, 5.60%, 1/15/01.....       560,658
  2,500,000  Bank of America Corp., 5.88%,
               2/15/09.....................     2,211,615
    420,000  Bellsouth Capital Funding,
               7.88%, 2/15/30..............       419,168
    500,000  Carramerica Realty, 6.63%,
               3/01/05.....................       464,674
  1,000,000  Centura Banks, Inc., 6.50%,
               3/15/09.....................       908,020
  1,000,000  Choice Hotels International
               Corp., 7.13%, 5/01/08.......       899,720
  1,000,000  Commonwealth Edison, 8.38%,
               2/15/23.....................       986,708
  1,000,000  CPI Corp., 9.00%, 3/15/02
               (-).........................     1,009,254
  2,500,000  East Coast Power LLC, 7.54%,
               6/30/017....................     2,257,015

  3,100,000  Farmers Insurance Exchange
               Capital, 7.05%, 7/15/28
               (-).........................     2,493,234
  1,575,000  Fidelity Investments, 7.57%,
               6/15/29 (-).................     1,496,952
  3,000,000  First Union National Bank,
               5.80%, 120/1/08.............     2,571,819
  1,150,000  Ford Motor Credit Co., 7.88%,
               6/15/10.....................     1,150,368
  2,000,000  General Electric Global
               Insurance, 6.45%, 3/01/19...     1,741,942
  3,500,000  General Motors Acceptance
               Corp., 6.75%, 2/7/02........     3,469,921
    525,000  General Motors Acceptance
               Corp., 7.75%, 1/19/10.......       523,210
  2,000,000  Household Finance Corp.,
               6.13% VR, 7/15/02...........     1,942,668
  1,800,000  Key Bank NA, 6.50%,
               4/15/08.....................     1,653,140
  3,000,000  Lehman Brothers Holdings,
               6.63%, 12/27/02.............     2,921,574
  3,000,000  Liberty Media Group, 8.25%,
               2/01/30.....................     2,763,030
  1,000,000  Lockheed Martin Corp., 8.20%,
               12/01/09....................     1,011,143

See Notes to Schedules of Investments and
  Notes to Financial Statements.                                  Memorial Funds

CORPORATE BOND FUND
SCHEDULE OF INVESTMENTS (continued)
JUNE 30, 2000 (unaudited)

   FACE                 SECURITY
  AMOUNT              DESCRIPTION               VALUE
-----------  ------------------------------  ------------
                       CORPORATE BONDS & NOTES, CONTINUED
    750,000  MCN Investment Corp.,
               6.35% VR, 4/02/02...........  $    731,820
  2,900,000  Morgan Stanley Dean Witter,
               5.88%, 2/28/01..............     2,878,586
  1,000,000  NGC Corp., 7.13%,
               5/15/18.....................       897,082
    375,000  Noble Drilling Corp., 7.50%,
               3/15/19.....................       355,580
  1,375,000  Northrop Grumman Corp.,
               9.38%, 10/15/24.............     1,400,957
  3,600,000  Public Service Electric & Gas
               Co., 6.13%, 8/01/02.........     3,535,920
  1,000,000  Puget Sound Energy Inc.,
               7.00%, 3/09/29..............       870,926
    700,000  Reckson Operating Partnership,
               7.40%, 3/15/04..............       675,851
  1,000,000  Reynolds (R.J.) Tobacco
               Holding, 7.38%, 5/15/03.....       932,547
  5,500,000  Rohm & Haas Co., 7.85%,
               7/15/29.....................     5,575,767
    815,041  Seabrook Station-Unit 1,
               7.83%,
               1/02/19.....................       771,089
  3,000,000  Sears Roebuck Acceptance
               Corp., 6.12%, 12/13/01......     2,942,181
    200,000  Shopko Stores, 6.50%,
               8/15/03.....................       191,450
  1,500,000  Suntrust Capital, 7.90%,
               6/15/27.....................     1,345,239
  2,500,000  Tele-Communications, Inc.,
               9.80%, 2/01/12..............     2,874,228
    614,000  Time Warner Cos., Inc., 7.57%,
               2/01/24.....................       581,989
  1,390,000  Time Warner Cos., Inc., 6.88%,
               6/15/18.....................     1,236,402
  3,000,000  U.S. Bank N.A., 6.30%,
               7/15/08.....................     2,707,536
  1,500,000  Union Planters Bank N.A.,
               6.50%, 3/15/08..............     1,315,406

   FACE                 SECURITY
  AMOUNT              DESCRIPTION               VALUE
-----------  ------------------------------  ------------
                       CORPORATE BONDS & NOTES, CONTINUED
  1,950,000  WorldCom, Inc., 8.00%,
               5/15/06.....................  $  1,973,864
  3,000,000  WorldCom, Inc., 7.75%,
               4/01/07.....................     3,003,456
                                             ------------
              Total Corporate Bonds & Notes
                         (cost $76,529,226)    74,069,585
                                             ------------
         MORTGAGE BACKED SECURITIES (10.0%)
  1,379,382  FHLMC, Pool C00910, 7.50%,
               1/01/30.....................     1,361,790
  1,482,674  FHLMC, Pool C32933, 7.50%,
               11/01/29....................     1,463,764
    649,603  FNMA, Pool C38675 8.00%,
               6/01/30.....................       653,512
    868,211  FNMA, Pool 251818, 6.00%,
               6/01/18.....................       809,449
    223,944  FNMA, Pool 253038, 8.00%,
               2/01/30.....................       225,012
  4,330,999  FNMA, Pool 253266, 8.00%,
               5/01/30.....................     4,351,475
    226,138  FNMA, Pool 313873, 7.00%,
               6/01/24.....................       219,773
    257,722  FNMA, Pool 399774, 7.00%,
               5/01/28.....................       249,226
    748,980  FNMA, Pool 422848, 6.00%,
               4/01/18.....................       698,288
    240,211  FNMA, Pool 428152, 7.00%,
               5/01/28.....................       232,292
    901,629  FNMA, Pool 428968, 6.00%,
               6/01/28.....................       826,668
    998,586  FNMA, Pool 534645, 8.00%,
               5/01/30.....................     1,003,347
    499,681  FNMA, Pool 536935, 8.00%,
               5/01/30.....................       502,063
    297,873  GNMA, Pool 504583, 7.50%,
               10/15/29....................       296,048
                                             ------------
           Total Mortgage Backed Securities
                         (cost $13,062,898)
 ...........................................    12,892,707
                                             ------------
             MUNICIPAL BONDS & NOTES (3.9%)
    150,000  Denver, CO, Urban Renewal
               Authority, Tax Increment RV,
               Adams Mark Hotel, Series A,
               6.37%, 9/01/02..............       147,386

See Notes to Schedules of Investments and
  Notes to Financial Statements.                                  Memorial Funds

CORPORATE BOND FUND
SCHEDULE OF INVESTMENTS (concluded)
JUNE 30, 2000 (unaudited)

   FACE                 SECURITY
  AMOUNT              DESCRIPTION               VALUE
-----------  ------------------------------  ------------
                       MUNICIPAL BONDS & NOTES, CONTINUED
    845,000  Oklahoma County, OK, Finance
               Authority MFHR, Oakridge
               Village Apartments, Series
               A,
               8.05%, 10/01/09.............  $    834,590
    215,000  Reeves County, TX, Tax COP,
               6.70%, 3/31/05..............       208,215
  2,000,000  Reeves County, TX, Tax COP,
               Law Enforcement Center,
               7.25%, 6/01/11..............     1,885,080
    200,000  Show Low, AZ, IDA Hospital RV,
               Navapache Regional Medical
               Center, Series B, ACA
               Insured, 6.25%,
               12/01/00....................       199,160
    250,000  Show Low, AZ, IDA Hospital RV,
               Navapache Regional Medical
               Center, Series B, ACA
               Insured, 6.50%,
               12/01/02....................       244,765
    290,000  Show Low, AZ, IDA Hospital RV,
               Navapache Regional Medical
               Center, Series B, ACA
               Insured, 6.60%,
               12/01/03....................       281,694
    250,000  St. Charles County, MO, Public
               Arena Authority Leasehold
               Taxable RV, Family Area
               Project, 6.54%,
               9/15/05.....................       240,938
  1,000,000  Wickliffe, KY, Solid Waste
               Disposal Facilities RV,
               Westvaco Corp. Project,
               7.67%, 1/15/27..............       944,020
                                             ------------
              Total Municipal Bonds & Notes
                          (cost $5,275,900)     4,985,848
                                             ------------
                     PREFERRED STOCK (2.3%)
  1,000,000  Centaur Funding Corp., 9.08%,
               4/21/20 (( 7/8))............     1,990,626
  4,000,000  Lincoln National Capital,
               6.40%,
               8/13/01.....................       981,252
                                             ------------
                      Total Preferred Stock
                          (cost $3,029,731)     2,971,878
                                             ------------

   FACE                 SECURITY
  AMOUNT              DESCRIPTION               VALUE
-----------  ------------------------------  ------------
          U.S. TREASURY OBLIGATIONS (10.2%)
                 U.S. TREASURY BONDS (8.7%)
  2,195,000  6.75%, 5/15/05................  $  2,247,131
  4,360,000  6.50%, 2/15/10................     4,509,875
    270,000  5.25%, 2/15/29................       239,625
  4,150,000  6.13%, 8/15/29................     4,195,395
                                             ------------
                  Total U.S. Treasury Bonds
                         (cost $11,117,279)    11,192,026
                                             ------------
                 U.S. TREASURY NOTES (1.5%)
  1,950,000  5.50%, 1/31/03
               (cost $1,903,992)...........     1,909,781
                                             ------------
            Total U.S. Treasury Obligations
                         (cost $13,021,271)    13,101,807
                                             ------------
                 SHORT-TERM HOLDINGS (4.5%)
                    COMMERCIAL PAPER (3.9%)
  2,500,000  Koch Industries, 6.89%,
               7/03/00.....................     2,500,000
  2,500,000  Morgan Stanley Group, 6.85%,
               7/03/00.....................     2,500,000
                                             ------------
                     Total Commercial Paper
                          (cost $5,000,000)     5,000,000
                                             ------------
            Cash Management Accounts (0.6%)
    805,415  Merrimac U.S. Government Fund,
               5.89%
             (cost $805,415)...............       805,415
                                             ------------
                  Total Short-Term Holdings
                          (cost $5,805,415)     5,805,415
                                             ------------
                 Total Investments (100.0%)
                        (cost $131,516,520)  $128,380,331
                                             ============

See Notes to Schedules of Investments and
  Notes to Financial Statements.                                  Memorial Funds

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (unaudited)

   FACE
  AMOUNT/               SECURITY
  SHARES               DESCRIPTION               VALUE
-----------  -------------------------------  -----------
COMMON STOCK (98.7%)
APPAREL & ACCESSORY STORES (0.9%)
     14,240  Intimate Brands, Inc. .........  $   281,240
                                              -----------
BUSINESS SERVICES (12.9%)
      4,100  Adobe Systems, Inc. ...........      533,000
     12,200  First Data Corp. ..............      605,425
      1,900  Mercury Interactive Corp.
               (+)..........................      183,825
     10,000  Microsoft Corp. (+)............      800,000
      3,700  Omnicom Group, Inc. ...........      329,531
     10,300  Oracle Corp. (+)...............      865,844
     20,000  Robert Half International, Inc.
               (+)..........................      570,000
                                              -----------
                                                3,887,625
                                              -----------
CHEMICALS & ALLIED PRODUCTS (4.2%)
      4,900  Estee Lauder Cos., Inc. .......      242,244
      5,600  Forest Laboratories, Inc.
               (+)..........................      565,600
      3,900  OM Group, Inc. ................      171,600
      4,900  Procter & Gamble Co. ..........      280,525
                                              -----------
                                                1,259,969
                                              -----------
COMMUNICATIONS (6.5%)
      2,500  Amdocs Ltd. (+)................      191,875
      5,900  AT&T Corp. ....................      186,588
      9,100  Broadwing, Inc. ...............      236,031
      3,300  Clear Channel Communications,
               Inc. (+).....................      247,500
     15,100  SBC Communications, Inc. ......      653,075
      7,500  Sprint Corp. (PCS Group) (+)...      446,250
                                              -----------
                                                1,961,319
                                              -----------
DOMESTIC DEPOSITORY INSTITUTIONS (3.6%)
     11,350  Citigroup, Inc. ...............      683,838
      4,400  Providian Financial Corp. .....      396,000
                                              -----------
                                                1,079,838
                                              -----------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
  COMPONENTS, EXCEPT COMPUTER
  EQUIPMENT (12.0%)
      8,400  American Power Conversion Corp.
               (+)..........................      342,825
     27,300  General Electric Co. ..........    1,446,899
      8,100  Molex, Inc. ...................      389,813
     11,000  Motorola, Inc. ................      319,688
      6,000  Nortel Networks Corp. .........      409,500
     10,500  Texas Instruments, Inc. .......      721,218
                                              -----------
                                                3,629,943
                                              -----------

   FACE
  AMOUNT/               SECURITY
  SHARES               DESCRIPTION               VALUE
-----------  -------------------------------  -----------
ENGINEERING, ACCOUNTING, RESEARCH,
  MANAGEMENT & RELATED SERVICES (3.3%)
     14,000  Paychex, Inc. .................  $   588,000
      6,400  PerkinElmer, Inc. .............      423,200
                                              -----------
                                                1,011,200
                                              -----------
FEDERAL AGENCIES & INSTRUMENTALITIES (0.9%)
      5,400  Federal National Mortgage
               Association..................      281,813
                                              -----------
FOOD & KINDRED PRODUCTS (1.4%)
      5,700  Anheuser-Busch Cos., Inc. .....      425,719
                                              -----------
GENERAL MERCHANDISE STORES (2.2%)
     11,300  Wal-Mart Stores, Inc. .........      651,163
                                              -----------
INDUSTRIAL & COMMERCIAL MACHINERY &
  COMPUTER EQUIPMENT (18.2%)
      3,700  Applied Materials, Inc. (+)....      335,313
     18,100  Cisco Systems, Inc. (+)........    1,150,480
      3,800  Comverse Technology, Inc.
               (+)..........................      353,400
      9,500  Dell Computer Corp. (+)........      468,469
      8,900  EMC Corp. (+)..................      684,743
      4,100  Hewlett-Packard Co. ...........      511,988
      7,400  Intel Corp. ...................      989,287
      4,600  Linear Technology Corp. .......      294,113
      2,700  Minnesota Mining and
               Manufacturing Co. ...........      222,750
      9,187  Symbol Technologies, Inc. .....      496,098
                                              -----------
                                                5,506,641
                                              -----------
INSURANCE AGENTS, BROKERS & SERVICE (2.6%)
      7,400  Marsh & McLennan Cos., Inc. ...      772,837
                                              -----------
INSURANCE CARRIERS (3.0%)
      7,200  AFLAC, Inc. ...................      330,750
      9,300  Chubb Corp. ...................      571,950
                                              -----------
                                                  902,700
                                              -----------
MEASURING, ANALYZING, & CONTROLLING
  INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
  OPTICAL GOODS (4.4%)
      4,431  Agilent Technologies, Inc.
               (+)..........................      326,766
      6,000  Allergan, Inc. ................      447,000
      4,500  Waters Corp. (+)...............      561,656
                                              -----------
                                                1,335,422
                                              -----------
MOTION PICTURES (1.9%)
     15,200  Walt Disney Co. ...............      589,950
                                              -----------

See Notes to Schedules of Investments and
  Notes to Financial Statements.                                  Memorial Funds

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (concluded)
JUNE 30, 2000 (unaudited)

   FACE
  AMOUNT/               SECURITY
  SHARES               DESCRIPTION               VALUE
-----------  -------------------------------  -----------
OIL & GAS EXTRACTION (4.3%)
      8,000  Apache Corp. ..................  $   470,500
      6,500  B.J. Services Co. (+)..........      406,250
      6,800  Enron Corp. ...................      438,600
                                              -----------
                                                1,315,350
                                              -----------
PETROLEUM REFINING & RELATED INDUSTRIES
  (2.6%)
      7,900  Conoco Inc., Class A...........      173,800
      8,000  Exxon Mobil Corp. .............      628,000
                                              -----------
                                                  801,800
                                              -----------
PHARMACEUTICAL PREPARATIONS (4.9%)
      6,500  Merck & Co., Inc. .............      498,063
     20,300  Pfizer, Inc. ..................      974,399
                                              -----------
                                                1,472,462
                                              -----------
PRINTING, PUBLISHING & ALLIED INDUSTRIES (2.5%)
     11,000  Viacom, Inc., Class B (+)......      750,063
                                              -----------
RETAIL-CONSUMER ELECTRONICS (1.0%)
      5,000  Best Buy Co., Inc. (+).........      316,250
                                              -----------

   FACE
  AMOUNT/               SECURITY
  SHARES               DESCRIPTION               VALUE
-----------  -------------------------------  -----------
SECURITY & COMMODITY BROKERS, DEALERS,
  EXCHANGES & SERVICES (1.9%)
      6,800  Morgan Stanley Dean Witter.....  $   566,100
                                              -----------
WHOLESALE TRADE-DURABLE GOODS (2.3%)
      6,800  Johnson & Johnson..............      692,750
                                              -----------
WHOLESALE TRADE-NONDURABLE GOODS (1.2%)
      4,800  Cardinal Health, Inc. .........      355,200
                                              -----------
                          Total Common Stock
                          (cost $24,228,487)   29,847,354
                                              -----------
SHORT-TERM HOLDINGS (1.3%)
    379,190  Merrimac U.S. Government Fund,
               5.89%
             (cost $379,190)................      379,190
                                              -----------
Total Investments (100.0%)
  (cost $24,607,677)                          $30,226,544
                                              ===========

See Notes to Schedules of Investments and
  Notes to Financial Statements.                                  Memorial Funds

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2000 (unaudited)

   FACE
  AMOUNT/               SECURITY
  SHARES               DESCRIPTION               VALUE
-----------  -------------------------------  -----------
COMMON STOCK (99.1%)
APPAREL & OTHER FINISHED PRODUCTS MADE
  FROM FABRICS & SIMILAR MATERIALS (3.4%)
     10,500  Liz Claiborne, Inc. ...........  $   370,125
     22,400  V.F. Corp. ....................      533,400
                                              -----------
                                                  903,525
                                              -----------
BUSINESS SERVICES (3.8%)
     10,800  Computer Associates
               International, Inc. .........      552,824
     43,000  Compuware Corp. (+)............      446,125
                                              -----------
                                                  998,949
                                              -----------
CHEMICALS & ALLIED PRODUCTS (5.8%)
     23,100  Occidental Petroleum Corp. ....      486,544
     12,000  PPG Industries, Inc. ..........      531,750
     14,600  Rohm & Haas Co. ...............      503,700
                                              -----------
                                                1,521,994
                                              -----------
COMMUNICATIONS (8.7%)
      7,500  Bell Atlantic Corp. ...........      381,094
      9,600  BellSouth Corp. ...............      409,200
     15,200  CenturyTel, Inc. ..............      437,000
      8,200  GTE Corp. .....................      510,450
     12,800  SBC Communications, Inc. ......      553,600
                                              -----------
                                                2,291,344
                                              -----------
DOMESTIC DEPOSITORY INSTITUTIONS (13.2%)
     11,600  Bank of America Corp. .........      498,800
     27,800  Charter One Financial, Inc. ...      639,399
     11,100  Chase Manhattan Corp. .........      511,294
     32,200  KeyCorp........................      567,525
     10,400  SouthTrust Corp. ..............      235,300
     57,000  Sovereign Bancorp, Inc. .......      400,784
     21,600  Washington Mutual, Inc. .......      623,699
                                              -----------
                                                3,476,801
                                              -----------
ELECTRIC, GAS & SANITARY SERVICES (4.1%)
     23,300  FirstEnergy Corp. .............      544,638
     20,200  GPU, Inc. .....................      546,662
                                              -----------
                                                1,091,300
                                              -----------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
  COMPONENTS, EXCEPT COMPUTER
  EQUIPMENT (2.1%)
     14,700  Maytag Corp. ..................      542,063
                                              -----------

   FACE
  AMOUNT/               SECURITY
  SHARES               DESCRIPTION               VALUE
-----------  -------------------------------  -----------
FABRICATED METAL PRODUCTS, EXCEPT
  MACHINERY & TRANSPORTATION
  EQUIPMENT (5.1%)
     12,900  Cooper Industries, Inc. .......  $   420,056
     18,800  Fortune Brands, Inc. ..........      433,575
     20,300  Lockheed Martin Corp. .........      503,694
                                              -----------
                                                1,357,325
                                              -----------
GENERAL MERCHANDISE STORES (6.0%)
     17,600  Federated Department Stores,
               Inc. (+).....................      594,000
     80,600  KMart Corp. (+)................      549,087
     13,100  Sears, Roebuck & Co. ..........      427,388
                                              -----------
                                                1,570,475
                                              -----------
HEALTH SERVICES (2.2%)
     19,100  HCA - The Healthcare Co. ......      580,163
                                              -----------
INDUSTRIAL & COMMERCIAL MACHINERY &
  COMPUTER EQUIPMENT (3.0%)
     12,800  Parker-Hannifin Corp. .........      438,400
      6,000  United Technologies Corp. .....      353,250
                                              -----------
                                                  791,650
                                              -----------
INSURANCE CARRIERS (9.5%)
      9,100  Aetna Life & Casualty, Inc. ...      584,106
     10,900  American Financial Group,
               Inc. ........................      270,456
      8,900  American General Corp. ........      542,900
      6,000  CIGNA Corp. ...................      561,000
      9,700  Hartford Financial Services
               Group........................      542,594
                                              -----------
                                                2,501,056
                                              -----------
MEASURING, ANALYZING, & CONTROLLING
  INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
  OPTICAL GOODS (1.8%)
     22,500  Xerox Corp. ...................      466,875
                                              -----------
METAL MINING (1.9%)
     13,300  Phelps Dodge Corp. ............      494,594
                                              -----------
PAPER & ALLIED PRODUCTS (4.0%)
     18,200  Fort James Corp. ..............      420,875
     14,700  Mead Corp. ....................      371,175
     32,500  Pactiv Corp. (+)...............      255,938
                                              -----------
                                                1,047,988
                                              -----------

See Notes to Schedules of Investments and
  Notes to Financial Statements.                                  Memorial Funds

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (concluded)
JUNE 30, 2000 (unaudited)

   FACE
  AMOUNT/               SECURITY
  SHARES               DESCRIPTION               VALUE
-----------  -------------------------------  -----------
PETROLEUM REFINING & RELATED INDUSTRIES (4.6%)
     14,500  Ashland, Inc. .................  $   508,406
      3,100  Chevron Corp. .................      262,919
      8,700  Phillips Petroleum Co. ........      440,981
                                              -----------
                                                1,212,306
                                              -----------
PRIMARY METAL INDUSTRIES (2.0%)
     15,500  Nucor Corp. ...................      514,406
                                              -----------
RAILROAD TRANSPORTATION (3.9%)
     21,000  Burlington Northern Santa Fe
               Corp. .......................      481,688
     25,900  CSX Corp. .....................      548,756
                                              -----------
                                                1,030,444
                                              -----------
SECURITY & COMMODITY BROKERS, DEALERS,
  EXCHANGES & SERVICES (1.4%)
     12,500  Franklin Resources, Inc. ......      379,688
                                              -----------
TOBACCO PRODUCTS (2.6%)
     25,900  Philip Morris Cos., Inc. ......      687,968
                                              -----------

   FACE
  AMOUNT/               SECURITY
  SHARES               DESCRIPTION               VALUE
-----------  -------------------------------  -----------
TRANSPORTATION EQUIPMENT (10.0%)
     20,100  Brunswick Corp. ...............  $   332,906
     33,800  Delphi Automotive Systems
               Corp. .......................      492,213
     11,400  Ford Motor Co. ................      490,200
      6,400  General Motors Corp. ..........      371,600
     13,700  ITT Industries, Inc. ..........      416,138
     12,000  TRW, Inc. .....................      520,500
      1,493  Visteon Corp. (+)..............       18,099
                                              -----------
                                                2,641,656
                                              -----------
Total Common Stock
  (cost $28,330,275)                           26,102,570
                                              -----------
SHORT-TERM HOLDINGS (0.9%)
    234,099  Merrimac U.S. Government Fund,
               5.89%
                 (cost $234,100)............      234,100
                                              -----------
Total Investments (100.0%)
  (cost $28,564,375)                          $26,336,670
                                              ===========

See Notes to Schedules of Investments and
  Notes to Financial Statements.                                  Memorial Funds

NOTES TO SCHEDULES OF INVESTMENTS
(unaudited)

(+) Non-income producing securities.

(( 7/8)) Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to 4(2) of the Securities Act of 1933, as amended. The Board of Trustees has deemed these securities to be liquid at June 30, 2000.

(#) Securities that are fair valued as determined by the Board of Trustees. (See
    Note 2 to Notes to Financial Statements).

    Definition of certain terms:

    ACA    American Capital Access Corp.
    COP    Certificates of Participation
    EQCC   EquiCredit Corporation
    FHLB   Federal Home Loan Bank
    FHLMC  Federal Home Loan Mortgage Corp.
    FNMA   Federal National Mortgage Assoc.
    GNMA   Government National Mortgage Assoc.
    IDA    Industrial Development Authority
    MFHR   Multi Family Housing Revenue
    RV     Revenue Bonds
    VR     Variable Rate--these securities are deemed to have a
             maturity remaining until the next adjustment of the
             interest rate or the longer of the demand period or
             readjustment. The interest rates shown reflect the rate in effect on June 30, 2000.

See Notes to Financial Statements.                                Memorial Funds

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2000 (unaudited)

                                                              GOVERNMENT     CORPORATE       GROWTH         VALUE
                                                               BOND FUND     BOND FUND     EQUITY FUND   EQUITY FUND
                                                              -----------   ------------   -----------   -----------
ASSETS
    Investments (Note 2)
      Investments at cost...................................  $60,727,219   $131,516,520   $24,607,677   $28,564,375
      Net unrealized appreciation (depreciation)............  (1,703,049)     (3,136,189)    5,618,867   (2,227,705)
                                                              -----------   ------------   -----------   -----------
        Total investments at value..........................  59,024,170     128,380,331    30,226,544    26,336,670
    Interest, dividends and other receivables...............     952,549       2,235,508        17,625        50,333
    Receivable for investments sold.........................          --       1,580,916       127,690            --
    Organization costs, net of amortization (Note 2)........      16,468          16,403        16,468        16,468
    Prepaid expenses........................................       1,250           2,583           790           647
                                                              -----------   ------------   -----------   -----------
Total Assets................................................  59,994,437     132,215,741    30,389,117    26,404,118
                                                              -----------   ------------   -----------   -----------
LIABILITIES
    Dividends payable.......................................     295,384         641,437            --       128,990
    Payable for Fund shares redeemed........................          --          72,500         7,500        10,400
    Payable for investments purchased.......................          --       1,409,499            --            --
    Payable to investment adviser (Note 3)..................       1,504           3,202         1,359         1,172
    Payable to investment sub-adviser (Note 3)..............      33,243          69,907         8,155         7,029
    Payable to administrator (Note 3).......................       7,522          16,009         4,077         3,515
    Payable to shareholder servicing agent (Note 3).........       8,381          22,393            --           599
    Accrued fees, other liabilities and other expenses......      21,864          47,730        12,483        15,693
                                                              -----------   ------------   -----------   -----------
Total Liabilities...........................................     367,898       2,282,677        33,574       167,398
                                                              -----------   ------------   -----------   -----------
NET ASSETS..................................................  $59,626,539   $129,933,064   $30,355,543   $26,236,720
                                                              ===========   ============   ===========   ===========
COMPONENTS OF NET ASSETS
    Paid in capital.........................................  $62,615,498   $140,684,446   $20,795,921   $33,423,143
    Undistributed (distributions in excess of) net
      investment income.....................................          981         65,927      (42,300)       (1,656)
    Net unrealized appreciation (depreciation) of
      investments...........................................  (1,703,049)    (3,136,189)     5,618,867   (2,227,705)
    Accumulated net realized gain (loss) from investments...  (1,286,891)    (7,681,120)     3,983,055   (4,957,062)
                                                              -----------   ------------   -----------   -----------
NET ASSETS..................................................  $59,626,539   $129,933,064   $30,355,543   $26,236,720
                                                              ===========   ============   ===========   ===========
SHARES OF BENEFICIAL INTEREST...............................    6,186,174     13,962,703     2,292,680     3,348,205
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE) PER SHARE...   $     9.64   $       9.31    $    13.24   $      7.84

See Notes to Financial Statements.                                Memorial Funds

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (unaudited)

                                                             GOVERNMENT    CORPORATE      GROWTH         VALUE
                                                             BOND FUND     BOND FUND    EQUITY FUND   EQUITY FUND
                                                             ----------   -----------   -----------   -----------
INVESTMENT INCOME
    Dividend income.......................................   $      --    $  122,800    $  119,094    $   336,289
    Interest income.......................................   2,145,546     5,289,295        32,261         40,511
    Securities lending income.............................       5,063         7,674         2,271            111
                                                             ----------   -----------   -----------   -----------
Total Investment Income...................................   2,150,609     5,419,769       153,626        376,911
                                                             ----------   -----------   -----------   -----------
EXPENSES
    Investment advisory (Note 3)..........................      10,237        21,989         9,654          7,987
    Sub-advisory (Note 3).................................      68,249       146,593        57,926         47,924
    Shareholder servicing (Note 3)........................      85,311       183,241        48,114         39,867
    Administration (Note 3)...............................      51,187       109,361        28,965         23,962
    Transfer agent (Note 3)...............................      12,284        12,566        14,385         13,404
    Accounting (Note 3)...................................      19,500        28,500        21,500         21,259
    Distribution--Trust Shares (Note 3)...................          --            --           157             70
    Legal.................................................      10,088        21,629         5,666          4,704
    Audit.................................................       7,250         7,250         5,152          7,250
    Custody...............................................       4,109        11,363         5,241          4,423
    Trustees..............................................       2,314         4,460         1,174            966
    Compliance............................................       4,650         6,342        16,060          3,963
    Pricing...............................................         421         2,093         1,210            832
    Reporting.............................................       1,930         4,152         1,096            902
    Amortization of organization costs (Note 2)...........       3,000         3,000         3,000          3,000
    Miscellaneous.........................................       7,288        23,690         1,223          1,179
                                                             ----------   -----------   -----------   -----------
Total Expenses............................................     287,818       586,229       220,523        181,692
                                                             ----------   -----------   -----------   -----------
Expenses reimbursed and fees waived (Note 4)..............     (27,991)      (32,335)      (24,597)       (18,982)
                                                             ----------   -----------   -----------   -----------
Net Expenses..............................................     259,827       553,894       195,926        162,710
                                                             ----------   -----------   -----------   -----------
NET INVESTMENT INCOME (LOSS)..............................   1,890,782     4,865,875       (42,300)       214,201
                                                             ----------   -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) from investments.............    (634,187)   (2,839,871)    4,127,925     (1,500,625)
    Net change in unrealized appreciation (depreciation)
      on investments......................................   1,643,299     1,998,990    (2,103,584)    (2,154,994)
                                                             ----------   -----------   -----------   -----------
Net Realized and Unrealized Gain (Loss) on Investments....   1,009,112      (840,881)    2,024,341     (3,655,619)
                                                             ----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS.....................................   $2,899,894   $4,024,994    $1,982,041    $(3,441,418)
                                                             ==========   ===========   ===========   ===========

See Notes to Financial Statements.                                Memorial Funds

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  GOVERNMENT BOND FUND           CORPORATE BOND FUND
                                                              ----------------------------   ----------------------------
                                                               SIX MONTHS         YEAR        SIX MONTHS         YEAR
                                                                  ENDED          ENDED           ENDED          ENDED
                                                              JUNE 30, 2000   DECEMBER 31,   JUNE 30, 2000   DECEMBER 31,
                                                               (UNAUDITED)        1999        (UNAUDITED)        1999
                                                              -------------   ------------   -------------   ------------
NET ASSETS--BEGINNING OF PERIOD.............................  $ 69,081,987    $65,675,565    $152,390,629    $137,337,990
OPERATIONS
  Net investment income.....................................     1,890,782      3,472,501       4,865,875       8,590,349
  Net realized loss from investments........................      (634,187)       (65,093)     (2,839,871)     (4,742,972)
  Net change in unrealized appreciation (depreciation) of
    investments.............................................     1,643,299     (4,425,792)      1,998,990      (6,321,805)
                                                              ------------    ------------   ------------    ------------
    Net increase (decrease) in net assets resulting from
      operations............................................     2,899,894     (1,605,384)      4,024,994      (2,474,428)
                                                              ------------    ------------   ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income--Institutional Shares...............    (1,890,782)    (3,472,501)     (4,865,875)     (8,525,409)
  Net realized capital gain from investments--Institutional
    Shares..................................................            --             --              --         (64,940)
                                                              ------------    ------------   ------------    ------------
      Total distributions to shareholders...................    (1,890,782)    (3,472,501)     (4,865,875)     (8,590,349)
                                                              ------------    ------------   ------------    ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares--Institutional Shares......................    11,305,829     23,623,194      14,901,418      46,850,315
  Reinvestment of distributions--Institutional Shares.......       117,744        800,527         481,715         297,903
  Redemption of shares--Institutional Shares................   (21,888,133)   (15,939,414)    (36,999,817)    (21,030,802)
                                                              ------------    ------------   ------------    ------------
    Net increase (decrease) from capital transactions.......   (10,464,560)     8,484,307     (21,616,684)     26,117,416
                                                              ------------    ------------   ------------    ------------
    Net increase (decrease) in net assets...................    (9,455,448)     3,406,422     (22,457,565)     15,052,639
                                                              ------------    ------------   ------------    ------------
NET ASSETS--END OF PERIOD (A)...............................  $ 59,626,539    $69,081,987    $129,933,064    $152,390,629
                                                              ============    ============   ============    ============
  (A) Including accumulated undistributed net investment
    income..................................................  $        981    $       981    $     65,927    $     65,927
                                                              ============    ============   ============    ============
                                                                    SHARES         SHARES          SHARES          SHARES
                                                              ------------    ------------   ------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Sale of shares--Institutional Shares......................     1,192,582      2,428,982       1,588,750       4,910,769
  Reinvestment of distributions--Institutional Shares.......        12,425         81,464          52,086          30,819
  Redemption of shares--Institutional Shares................    (2,288,403)    (1,646,393)     (3,987,545)     (2,247,532)
                                                              ------------    ------------   ------------    ------------
  Net increase (decrease) in shares.........................    (1,083,396)       864,053      (2,346,709)      2,694,056
                                                              ============    ============   ============    ============

See Notes to Financial Statements.                                Memorial Funds

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

                                                                   GROWTH EQUITY FUND             VALUE EQUITY FUND
                                                              ----------------------------   ----------------------------
                                                               SIX MONTHS         YEAR        SIX MONTHS         YEAR
                                                                  ENDED          ENDED           ENDED          ENDED
                                                              JUNE 30, 2000   DECEMBER 31,   JUNE 30, 2000   DECEMBER 31,
                                                               (UNAUDITED)        1999        (UNAUDITED)        1999
                                                              -------------   ------------   -------------   ------------
NET ASSETS--BEGINNING OF PERIOD.............................  $ 42,398,195    $ 26,799,219   $ 37,309,635    $ 30,974,497
OPERATIONS
  Net investment income (loss)..............................       (42,300)        (40,947)       214,201         339,693
  Net realized gain (loss) from investments.................     4,127,925       3,509,663     (1,500,625)     (1,526,723)
  Net change in unrealized appreciation (depreciation) of
    investments.............................................    (2,103,584)      4,718,673     (2,154,994)       (568,697)
                                                              ------------    ------------   ------------    ------------
    Net increase (decrease) in net assets resulting from
      operations............................................     1,982,041       8,187,389     (3,441,418)      1,755,727
                                                              ------------    ------------   ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income--Trust Shares.......................            --             (21)            --          (3,042)
  Net investment income--Institutional Shares...............            --          (1,694)      (215,857)       (338,111)
  Net realized capital gain from investments--Trust
    Shares..................................................            --         (66,157)            --              --
  Net realized capital gain from investments--Institutional
    Shares..................................................            --      (5,153,827)            --              --
  Return of capital--Trust Shares...........................            --          (3,996)            --              --
  Return of capital--Institutional Shares...................            --        (311,013)            --              --
                                                              ------------    ------------   ------------    ------------
    Total distributions to shareholders.....................            --      (5,536,708)      (215,857)       (341,153)
                                                              ------------    ------------   ------------    ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares--Trust Shares..............................        18,500         258,856             --         132,500
  Sale of shares--Institutional Shares......................       818,381      66,333,303      1,148,313      28,294,889
  Reinvestment of distributions--Trust Shares...............            --          70,174            322           2,720
  Reinvestment of distributions--Institutional Shares.......            --       2,652,027         17,530          89,810
  Redemption of shares--Trust Shares........................      (576,722)       (169,280)      (218,812)       (186,539)
  Redemption of shares--Institutional Shares................   (14,284,852)    (56,196,785)    (8,362,993)    (19,921,362)
                                                              ------------    ------------   ------------    ------------
    Net increase (decrease) from capital transactions.......   (14,024,693)     12,948,295     (7,415,640)      8,432,018
                                                              ------------    ------------   ------------    ------------
    Net increase (decrease) in net assets...................   (12,042,652)     15,598,976    (11,072,915)      6,335,138
                                                              ------------    ------------   ------------    ------------
NET ASSETS--END OF PERIOD (A)...............................  $ 30,355,543    $ 42,398,195   $ 26,236,720    $ 37,309,635
                                                              ============    ============   ============    ============
  (A) Including accumulated undistributed net investment
    income..................................................  $    (42,300)   $         --   $     (1,656)   $         --
                                                              ============    ============   ============    ============
                                                                    SHARES          SHARES         SHARES          SHARES
                                                              ------------    ------------   ------------    ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares--Trust Shares..............................         1,498          21,397                         16,602
  Sale of shares--Institutional Shares......................        65,222       5,356,774        140,918       3,060,722
  Reinvestment of distributions--Trust Shares...............            --           5,968             37             302
  Reinvestment of distributions--Institutional Shares.......            --         224,237          2,099          10,032
  Redemption of shares--Trust Shares........................       (46,846)        (14,620)       (27,719)        (22,427)
  Redemption of shares--Institutional Shares................    (1,118,159)     (4,535,771)    (1,029,282)     (2,174,325)
                                                              ------------    ------------   ------------    ------------
  Net increase (decrease) in shares.........................    (1,098,265)      1,057,985       (913,947)        890,906
                                                              ============    ============   ============    ============

See Notes to Financial Statements.                                Memorial Funds

FINANCIAL HIGHLIGHTS

Selected per share data for a share of the Fund outstanding throughout each period:

                                                                  GOVERNMENT BOND FUND           CORPORATE BOND FUND
                                                              ----------------------------   ----------------------------
                                                                  INSTITUTIONAL SHARES           INSTITUTIONAL SHARES
                                                              ----------------------------   ----------------------------
                                                               SIX MONTHS         YEAR        SIX MONTHS         YEAR
                                                                  ENDED          ENDED           ENDED          ENDED
                                                              JUNE 30, 2000   DECEMBER 31,   JUNE 30, 2000   DECEMBER 31,
                                                               (UNAUDITED)        1999        (UNAUDITED)        1999
                                                              -------------   ------------   -------------   ------------
Net asset value, beginning of period........................     $  9.50        $ 10.25        $   9.34        $  10.09
                                                                 -------        -------        --------        --------
Investment Operations:
  Net investment income.....................................        0.26           0.50            0.30            0.57
  Net realized and unrealized gain (loss) on investments....        0.14          (0.75)          (0.03)          (0.75)
                                                                 -------        -------        --------        --------
Total from Investment Operations............................        0.40          (0.25)           0.27           (0.18)
                                                                 -------        -------        --------        --------
Distributions from:
  Net investment income.....................................       (0.26)         (0.50)          (0.30)          (0.57)
  Net realized gain on investments..........................          --             --              --            0.00
                                                                 -------        -------        --------        --------
Total Distributions.........................................       (0.26)         (0.50)          (0.30)          (0.57)
                                                                 -------        -------        --------        --------
Net asset value, end of period..............................     $  9.64        $  9.50        $   9.31        $   9.34
                                                                 =======        =======        ========        ========
Total Return (a)............................................        4.26%         (2.39)%          2.97%           1.77%
Ratio/Supplementary Data:
Ratios to average net assets:
  Expenses, including reimbursement/waiver of fees..........        0.76%(b)       0.73%           0.76%(b)        0.68%
  Expenses, excluding reimbursement/waiver of fees..........        0.84%(b)       0.79%           0.80%(b)        0.74%
  Net investment income (loss), including
    reimbursement/waiver of fees............................        5.54%(b)       5.17%           6.64%(b)        5.94%
Portfolio Turnover Rate.....................................          19%            25%            150%            291%
Net assets at end of period (000's omitted).................     $59,627        $69,082        $129,933        $152,391

------------------------------
(a) Total returns would have been lower had certain expenses not been reduced during the period shown (Note 4).
(b) Annualized.

See Notes to Financial Statements.                                Memorial Funds

FINANCIAL HIGHLIGHTS (CONCLUDED)

Selected per share data for a share of the Fund outstanding throughout each period:

                                                                   GROWTH EQUITY FUND             VALUE EQUITY FUND
                                                              ----------------------------   ----------------------------
                                                                  INSTITUTIONAL SHARES           INSTITUTIONAL SHARES
                                                              ----------------------------   ----------------------------
                                                               SIX MONTHS         YEAR        SIX MONTHS         YEAR
                                                                  ENDED          ENDED           ENDED          ENDED
                                                              JUNE 30, 2000   DECEMBER 31,   JUNE 30, 2000   DECEMBER 31,
                                                               (UNAUDITED)        1999        (UNAUDITED)        1999
                                                              -------------   ------------   -------------   ------------
Net asset value, beginning of period........................     $ 12.50        $ 11.49         $  8.75        $  9.19
                                                                 -------        -------         -------        -------
Investment Operations:
  Net investment income (loss)..............................          --          (0.01)           0.06           0.08
  Net realized and unrealized gain on investments...........        0.74           2.67           (0.91)         (0.44)
Total from Investment Operations............................        0.74           2.66           (0.85)         (0.36)
                                                                 -------        -------         -------        -------
Distributions from:
  Net investment income.....................................          --(c)          --           (0.06)         (0.08)
  Net realized gain on investments..........................          --          (1.65)             --             --
                                                                 -------        -------         -------        -------
Total Distributions.........................................        0.00          (1.65)          (0.06)         (0.08)
                                                                 -------        -------         -------        -------
Net asset value, end of period..............................     $ 13.24        $ 12.50         $  7.84        $  8.75
                                                                 =======        =======         =======        =======
Total Return (a)............................................        5.92%         24.44%          (9.72)%        (3.96)%
Ratio/Supplementary Data:
Ratios to average net assets:
  Expenses, including reimbursement/waiver of fees..........        1.01%(b)       1.00%           1.02%(b)       1.00%
  Expenses, excluding reimbursement/waiver of fees..........        1.14%(b)       1.09%           1.14%(b)       1.09%
  Net investment income (loss), including
    reimbursement/waiver of fees............................       (0.22)(b)      (0.10)%         (3.38)(b)       0.90%
Portfolio turnover rate.....................................          28%           108%            121%            60%
Net assets at end of period (000's omitted).................     $30,356        $41,833         $26,237        $37,068

------------------------------
(a) Total returns would have been lower had certain expenses not been reduced during the period shown (Note 4).
(b) Annualized.
(c) Distributions per share were $.00037450.

See Notes to Financial Statements.                                Memorial Funds

NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (unaudited)

NOTE 1.  ORGANIZATION

The Memorial Funds (the "Trust") is an open-end management investment company organized as a Delaware business trust. The Trust currently has four active diversified investment portfolios (each a "Fund" and, collectively, the "Funds"). The Trust Instrument authorizes each Fund to issue an unlimited number of shares of beneficial interest. The classes of each Fund and their dates of commencement of operations are as follows:

Government Bond Fund (Institutional Shares)                   March 30, 1998
Corporate Bond Fund (Institutional Shares)                    March 25, 1998
Growth Equity Fund (Trust and Institutional Shares)           March 30, 1998
Value Equity Fund (Trust and Institutional Shares)            March 30, 1998

On February 28, 2000 existing Trust Shares of Value Equity Fund and Growth Equity Fund were reclassified as Institutional Shares of beneficial interest.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Funds:

SECURITY VALUATION--Securities, other than short-term securities, held by the Funds for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund's business day. If no sales are reported, the mean of the last bid and asked price is used. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Trustees. At June 30, 2000, Corporate Bond Fund holds securities valued at fair value as determined by the Board of Trustees amounting to $208,870 or 0.2%, of the Fund's net assets. Securities with a maturity of 60 days or less are valued at amortized cost.

REALIZED GAIN AND LOSS--Security transactions are accounted for on a trade date basis and realized gain and loss on investments sold is determined on the basis of identified cost.

INTEREST AND DIVIDEND INCOME--Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS--Distributions of net investment income to shareholders are declared daily and paid monthly by Government Bond Fund and Corporate Bond Fund. Net investment income distributions for Growth Equity Fund and Value Equity Fund are declared and paid quarterly. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations.

ORGANIZATION COSTS--Costs incurred by the Funds in connection with their organization and registration of shares have been capitalized and are being amortized using the straight-line method over a five-year period beginning with the commencement of the Funds' operations.

FEDERAL TAXES--Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. As the Funds intend to meet these minimum distribution requirements, no federal income tax provision is currently required.

                                                                  Memorial Funds

JUNE 30, 2000 (unaudited)

As of June 30, 2000, Government Bond Fund, Corporate Bond Fund and Value Equity Fund have capital loss carryovers in the amounts of $630,263, $4,648,921, $2,532,722, respectively, expiring December 31, 2007, available to offset future net realized capital gains.

NOTE 3.  ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser of each Fund is Forum Investment Advisors, LLC (the "Adviser"). The Adviser receives monthly, from each Fund, an advisory fee at an annual rate of 0.23% of the average daily net assets of Government Bond Fund and Corporate Bond Fund, and 0.35% of the average daily net assets of Growth Equity Fund and Value Equity Fund. In addition, the Adviser has retained the following investment sub-advisers (each a "Sub-adviser") for each Fund pursuant to an investment sub-advisory agreement with the Adviser:

Government Bond Fund        The Northern Trust Company
Corporate Bond Fund         Conseco Capital Management, Inc.
Growth Equity Fund          Davis Hamilton Jackson & Associates, L.P.
Value Equity Fund           PPM America, Inc.

Currently, the Adviser pays the Sub-advisers of the Government Bond Fund and the Corporate Bond Fund an annual fee of 0.20% of the average daily net assets of each Fund. The Sub-advisers for Growth Equity Fund and Value Equity Fund are currently paid an annual fee of 0.30% of the average daily net assets of each Fund. The amount of the fees paid by the Adviser to each Sub-adviser may vary from time to time as a result of periodic negotiations with each Sub-adviser regarding such matters as the nature and extent of the services provided (other than investment selection and order placement activities). To assist in carrying out its responsibilities, the Adviser has retained Wellesley Group, Inc. ("Wellesley"). Wellesley provides data with which the Adviser and the Board of Trustees of the Trust can monitor and evaluate the performance of the Funds and Sub-advisers. Wellesley receives a fee from the Adviser of 0.02% of the average annual net assets of the Funds (decreasing to 0.015% at average annual net assets levels of $250 million but less than $500 million, and 0.01% at average annual net asset levels exceeding $500 million). As a minimum, Wellesley shall receive an aggregate annual fee of $30,000.

On behalf of each Fund, the Trust has entered into an Administration Agreement with Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives a fee at an annual rate of 0.15% of the average daily net assets of each Fund for the first $150 million in assets, and 0.10% of the average daily net assets of each Fund over $150 million, subject to an annual minimum of $30,000.

Forum Shareholder Services, LLC ("FSS"), an affiliate of FAdS, serves as each Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $24,000 per year, plus certain account and additional class charges.

Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., acts as each Fund's distributor pursuant to a separate distribution agreement with the Trust. Prior to May 1, 1999, Forum Financial Services, Inc., served as each Fund's distributor. The Trust had adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"). Currently, no Rule 12b-1 fees are being charged, as all the remaining Trust Shares, the only shares affected by the plan of distribution, were reclassified as Institutional Shares on February 28, 2000.

Forum Accounting Services, LLC ("FAcS"), an affiliate of FAdS, serves as the fund accountant for each Fund, for which it receives a fee of $36,000 per year, per Fund, plus certain share class charges and certain amounts based upon the number and types of portfolio transactions within each Fund.

The Trust has adopted a Shareholder Service Plan which allows it to obtain the services of the Adviser and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust pays Memorial Group, Inc. a fee at an annual rate of 0.25% of the average daily net assets of the Institutional Shares of Government Bond Fund, Corporate Bond Fund, Growth Equity Fund and Value Equity Fund.

                                                                  Memorial Funds

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
June 30, 2000 (unaudited)

Each Trustee, who is not an "affiliated person" as defined in the Act, receives from the Fund an annual fee of $5,000, plus out of pocket expenses. One Trustee has waived all fees for the remainder of the fiscal year. In addition, each Trustee receives $500 per meeting attended.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser, Sub-advisers, FSS, FFS and FAcS may voluntarily waive a portion of their fees. In addition, FAdS may, under certain circumstances, assume certain expenses of the Funds. For the period ended June 30, 2000, the Sub-advisers, Memorial Group, Inc. and FFS have voluntarily waived fees, and reimbursed expenses as follows:

                                                        INVESTMENT    MEMORIAL               EXPENSE
                                                         ADVISORY    GROUP, INC.   FFS    REIMBURSEMENTS    TOTAL
                                                        ----------   -----------   ----   --------------   -------
Government Bond Fund..................................   $11,669       $16,322       --          --        $27,991
Corporate Bond Fund...................................    25,562         6,773       --          --         32,335
Growth Equity Fund....................................        --        24,137     $157        $303         24,597
Value Equity Fund.....................................        --        18,735       70         177         18,982

NOTE 5.  SECURITIES TRANSACTIONS

The cost of securities purchased and the proceeds from sales of securities, other than short-term securities, for the period ended June 30, 2000, were as follows:

                                                                                    COST OF
                                                                                  GOVERNMENT     PROCEEDS FROM
                                        COST OF PURCHASES   PROCEEDS FROM SALES    PURCHASES    GOVERNMENT SALES
                                        -----------------   -------------------   -----------   ----------------
Government Bond Fund..................     $12,829,661          $22,386,106       $12,829,661     $22,386,106
Corporate Bond Fund...................     181,557,185          202,153,817        83,631,467      79,665,050
Growth Equity Fund....................      10,501,296           23,801,255                --              --
Value Equity Fund.....................      37,602,375           43,517,728                --              --

For federal income tax purposes, the tax cost basis of investment securities owned, the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and net unrealized appreciation (depreciation) as of June 30, 2000, were as follows:

                                                                      GROSS           GROSS        NET UNREALIZED
                                                                    UNREALIZED      UNREALIZED      APPRECIATION
                                                     TAX COST      APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                                    -----------    ------------    ------------    --------------
Government Bond Fund..............................  $60,727,219     $  177,318      $1,880,367      $(1,703,049)
Corporate Bond Fund...............................  131,516,520        334,975       3,471,164       (3,136,189)
Growth Equity Fund................................   24,607,677      6,921,988       1,303,121        5,618,867
Value Equity Fund.................................   28,564,375        963,154       3,190,859       (2,227,705)

NOTE 6.  MISCELLANEOUS

On May 31, 2000, a special meeting of the shareholders of Value Equity Fund (the "Fund") was held to consider and act upon a proposal to approve a new Investment Sub-Advisory Agreement among the Memorial Funds, Forum Investment Advisors, LLC and PPM America, Inc. Only shareholders of record on April 28, 2000 (the "Record Date") were entitled to vote. Of the 3,775,070.004 shares of voting stock outstanding for the Fund on the Record Date, 2,446,959.068 (64.82%) shares of the Fund, constituting a quorum, were present by proxy or in person. The proposal was approved by 100% of the shareholders present at the meeting.

                                                                  Memorial Funds

                               THE MEMORIAL FUNDS

INVESTMENT ADVISER
     Forum Investment Advisors, LLC
     Two Portland Square
     Portland, Maine 04101

DISTRIBUTOR
     Forum Fund Services, LLC
     Two Portland Square
     Portland, Maine 04101

SHAREHOLDER SERVICING AGENT
     Memorial Group, Inc.
     5847 San Felipe
     Suite 4545
     Houston, Texas 77057

TRANSFER AGENT & DIVIDEND DISBURSING AGENT
     Forum Shareholder Services, LLC
     Two Portland Square
     Portland, Maine 04101

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' objectives and policies, experience of its management, marketability of shares, and other information.